UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 17, 2026
(Date of earliest event reported)

BBCMS Mortgage Trust 2026-M1
(Central Index Key Number 0002152423)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Bank of Montreal

(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-09	27-010880
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of September 21, 2026, with respect to the BBCMS Mortgage Trust 2026-M1. The purpose of this Form 8-K/A is to make clerical revisions to the agreements previously filed as Exhibit 4.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99,6 and Exhibit 99.7 to the Form 8-K. No other changes are being made to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of September 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Barclays Capital Real Estate Inc., as seller and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Societe Generale Financial Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2026	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Chief Executive Officer